Exhibit 99.1

Cambium Networks Corporation Announces Preliminary Fourth Quarter 2023 Revenues, Reporting Date and CFO Transition

ROLLING MEADOWS, Ill., Jan. 18, 2024 — Cambium Networks Corporation (“Cambium Networks”) (NASDAQ: CMBM), a leading provider of wireless networking infrastructure solutions, today announced preliminary revenues for the fourth quarter 2023 ended December 31, 2023. Cambium plans to report full financial results on Thursday, Feb. 15, 2024.

Cambium Networks expects revenues of approximately $40.0 million compared to the previous outlook of $45.0-$50.0 million provided on Nov. 2, 2023. While the company shipped $51 million in product revenues during the quarter, this was offset in part by an $11 million reduction to revenues as the result of incentives provided to distributors during the fourth quarter of 2023, offering aggressive Enterprise product discounts to clear excess channel inventories. The company records revenues from sell-in to distributors. Point-of-sale revenues—representing the sales of Cambium’s products out of the distribution channel as reported by Cambium’s distributors—are significantly higher for the fourth quarter 2023 than Cambium’s reported revenues, indicating a continued decrease in channel inventories.

The outlook for Cambium Networks’ fourth quarter 2023 net loss and loss per share are expected to be below the low end of the previous GAAP and non-GAAP ranges. The gross margin will also be below the low end of the range due to increased excess and obsolete inventory reserves. Cash is expected to be approximately $18 million; and while the company did negotiate new interim debt covenants during Q4’23, it did not draw on any of its $45 million revolving credit line with Bank of America during the fourth quarter 2023.

The company expect full year 2024 revenues of between $215 million to $245 million.

In addition, Cambium announced today that Andrew Bronstein, Cambium's chief financial officer, will be leaving the company effective February 2, 2024, to pursue an outside opportunity. Cambium is working to find a permanent replacement. In the interim, John Becerril, Cambium’s chief accounting officer, will assume the responsibilities as acting chief financial officer. Andrew has agreed to assist in the transition to a new chief financial officer following his departure.

"I want to thank Andrew for his time and dedication to Cambium over his tenure and for his assistance in my onboarding over the past six months where we have developed a strong relationship," said Morgan Kurk, president and CEO. “Andrew's leadership, combined with a number of financial and operational improvements, leave Cambium stronger than it was when he joined in April 2022."

Conference Call and Webcast

Cambium Networks will host a live webcast and conference call to discuss its financial results and Q&A at 4:30 p.m. ET, on Thursday, Feb. 15, 2024. On the call will be Morgan Kurk, president and CEO, and John Becerril, interim CFO. The call will be moderated by Peter Schuman, VP of investor & industry analyst relations.

To join the financial results live webcast and view additional materials which will be posted to the investor website, listeners should access the investor page of Cambium Networks website https://investors.cambiumnetworks.com/. Following the live webcast, a replay will be available in the event archives at the same web address for a period of one year.

To access the live conference call by phone, listeners should register in advance at https://edge.media-server.com/mmc/p/bw2siubc. Upon registration, telephone participants will receive a confirmation email detailing how to join the conference call, including the dial-in number and a unique passcode.

About Cambium Networks

Cambium Networks enables service providers, enterprises, industrial organizations, and governments to deliver exceptional digital experiences, and device connectivity, with compelling economics. Our ONE Network platform simplifies management of Cambium Networks wired and wireless broadband and network edge technologies. Our customers can focus more resources on managing their business rather than the network. We deliver connectivity that just works.

Cautionary Note Regarding Forward-Looking Statements

This release contains certain forward-looking statements within the meaning of the federal securities laws, including statements concerning our expected third quarter revenues, net income, cash and available borrowings. All statements other than statements of historical fact contained in this document, including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar expressions. The forward-looking statements in this document are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this document and are subject to a number of risks, uncertainties and assumptions including those described in the "Risk factors" section and elsewhere in our 2022 Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2023, and our Quarterly Reports on Form 10-Q filed on May 9, 2023, August 2, 2023, and November 3, 2023. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances assumed in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Some of the key factors that could cause actual results to differ from our expectations include: the unpredictability of our operating results; uncertainties with respect to the timing of new government orders, the velocity at which our distributors will sell down current inventories of our products and macro-economic conditions in our target markets; our inability to predict and respond to emerging technological trends and network operators' changing needs; the impact of the tensions between Russia and Ukraine, which may disrupt our sales and product design activities in the region; our reliance on third-party manufacturers, which subjects us to risks of product delivery delays and reduced control over product costs and quality; our reliance on distributors and value-added resellers for the substantial majority of our sales; the inability of our third-party logistics and warehousing providers to deliver products to our channel partners and network operators in a timely manner; our or our distributors' and channel partners' inability to attract new network operators or sell additional products to network operators that currently use our products; our channel partners' inability to effectively manage inventory of our products, timely resell our products or estimate expected future demand; our inability to manage our growth and expand our operations; unpredictability of sales and revenues due to lengthy sales cycles; our inability to maintain an effective system of internal controls, produce timely and accurate financial statements or comply with applicable regulations; our reliance on the availability of third-party licenses; risks associated with international sales and operations; current or future unfavorable economic conditions, both domestically and in foreign markets and political tensions among the U.S. and China; and our inability to obtain intellectual property protections for our products.

Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events or otherwise.

Contacts:

Investors:

Peter Schuman, IRC

VP Investor & Industry Analyst Relations

Cambium Networks

+1 (847) 264-2188

Peter.schuman@cambiumnetworks.com